SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2012
(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◦	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◦	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◦	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◦	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Union Bankshares, Inc. organizational Board meeting held after the annual shareholders meeting on May 16, 2012, Kenneth D. Gibbons, Chairman of the Board and Chief Executive Officer of Union Bankshares, Inc. and Union Bank stepped down as Chief Executive Officer of both companies. Mr. Gibbons will remain as Chairman of both companies. David S. Silverman, age 51, who has served as President and a Director of both companies since the spring of 2011 was named Chief Executive Officer. Mr. Silverman previously served as a Vice President of Union Bankshares, Inc. and the Senior Vice President and Senior Loan Officer of Union Bank. Additional information about Mr. Silverman's background and qualifications is contained under the caption "PROPOSAL 1: TO ELECT DIRECTORS ---Director Qualifications" in the Company's proxy statement for the 2012 annual meeting of shareholders, filed with the Securities and Exchange Commission on April 13, 2012, and is incorporated by reference herein.

These changes implement the Company's previously announced management succession plan relating to Mr. Gibbon's retirement.

Item 5.07: Submission of Matters to a Vote of Security Holders
The Company held its annual meeting of shareholders on May 16, 2012. Of 4,456,504 shares outstanding on the record date of the meeting (March 31, 2012) and entitled to vote, 3,707,889 shares were represented in person or by proxy. Two matters were voted on by the shareholders and approved at the meeting; one was to fix the number of directors at eight for the ensuing year and to elect the following individuals as directors to serve a one year term:

Nominees	Votes For	Votes Withheld	Broker Nonvotes
Cynthia D. Borck	2,907,305	74,700	725,884
Steven J. Bourgeois	2,974,119	7,886	725,884
Kenneth D. Gibbons	2,910,051	71,954	725,884
Timothy W. Sargent	2,954,652	27,353	725,884
David S. Silverman	2,907,618	74,387	725,884
John H. Steel	2,969,681	12,324	725,884
Schuyler W. Sweet	2,969,195	12,810	725,884
Cornelius J. Van Dyke	2,969,671	12,334	725,884

The second was to ratify the selection of the firm of Berry, Dunn, McNeil & Parker, LLC as the Company’s external auditors for 2012. There were 3,691,622 votes for, 12,893 votes against, and 3,374 votes abstained. The number of votes in favor was sufficient to ratify the appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

May 18, 2012	/s/ David S. Silverman
David S. Silverman
President and Chief Executive Officer

May 18, 2012	/s/ Marsha A. Mongeon
Marsha A. Mongeon
Treasurer/Chief Financial Officer